UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

ITC HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2023, the Board of Directors (the “Board”) of ITC Holdings Corp. (the “Company”) approved the 2024 Omnibus Plan (the “Omnibus Plan”) for the Company’s executives, including the “Named Executive Officers” from the most recent Annual Report on Form 10-K. A summary of the key terms of the Omnibus Plan is set forth below.

Eligibility	•Employees and prospective employees •Non-employee directors and prospective directors
Administration
•The Governance and Human Resources Committee (the “Committee”) of the Board generally has broad administrative power to make grants and determine award terms and conditions, including complete flexibility to determine performance conditions and vesting periods and to make adjustments for an extraordinary event.

Types of Awards
•Units denominated in phantom common shares of Fortis, Inc. (“Fortis”) (no voting, dividend or transfer rights) based on New York Stock Exchange prices. Payouts will only be made in cash. There are no Company or Fortis shares reserved for issuance. Awards are not assignable.
▪Performance-based units vest based on satisfying Company performance goals and continued service.
•Service-based units vest based on continued service only.
•Unless the Committee otherwise determines, dividend equivalents will be credited to the accounts of both types of units.
•Cash incentive awards may be issued under the Omnibus Plan at the Committee’s discretion. Cash incentive awards are not based on value of Fortis shares.

Currency Translation	•Awards are denominated in U.S. dollars.
Change of Control	•The treatment of awards upon a Change of Control will be provided in applicable award agreements or, if not set forth therein, as otherwise determined by the Committee.
Termination of Service
•The treatment of awards upon a participant ceasing to be an employee or director of the Company will be provided in applicable award agreements or, if not set forth therein, as otherwise determined by the Committee.

Clawback	•All awards granted under the Omnibus Plan will be subject to any Company clawback policy in effect from time to time, as such policy may be amended.
Amendment
•The Omnibus Plan may be amended or terminated at any time by the Board, except as to outstanding awards. Changes to outstanding awards that are material and adverse to a recipient require such recipient’s consent.

Other	•Plan term indefinite. •Unfunded obligation.

A copy of the Omnibus Plan will be filed as an exhibit to the Company’s next Annual Report on Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.
Date: November 15, 2023	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary